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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 13, 2003
                                                           ------------


                                PULTE HOMES, INC.
                                -----------------
             (Exact name of registrant as specified in its Charter)


          Michigan                      1-9804                  38-2766606
----------------------------     --------------------     ----------------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)



    100 Bloomfield Hills Parkway, Suite 300, Bloomfield Hills, Michigan 48304
--------------------------------------------------------------------------------
       (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code (248) 647-2750
                                                           --------------


         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

         On May 13, 2003, Pulte Homes, Inc. issued two press releases attached hereto as Exhibits 99.1 and 99.2 announcing certain executive management changes.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS
EXHIBIT NUMBER AND DESCRIPTION

99.1 Press release dated May 13, 2003 announcing the planned departure of President and Chief Executive Officer, Mark J. O'Brien, and the promotion of his successor, Richard J. Dugas, Jr., currently Executive Vice President and Chief Operating Officer to President and Chief Executive Officer, effective July 1, 2003.

99.2 Press release dated May 13, 2003 announcing the promotion of Roger A. Cregg, currently Senior Vice President and Chief Financial Officer to Executive Vice President and Chief Financial Officer, and Leo J. Taylor, currently Senior Vice President -- Human Resources to Executive Vice President -- Human Resources.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PULTE HOMES, INC.


Date:
May 14, 2003                           By:  /s/ John R. Stoller
                                          --------------------------------------
                                            Name:  John R. Stoller
                                            Title: Senior Vice President,
                                                   General Counsel and Secretary



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                                INDEX TO EXHIBITS


EXHIBIT NO.       DESCRIPTION


     99.1 Press release dated May 13, 2003 announcing the planned departure of President and Chief Executive Officer, Mark J. O'Brien, and the promotion of his successor, Richard J. Dugas, Jr., currently Executive Vice President and Chief Operating Officer to President and Chief Executive Officer, effective July 1, 2003.

     99.2 Press release dated May 13, 2003 announcing the promotion of Roger A. Cregg, currently Senior Vice President and Chief Financial Officer to Executive Vice President and Chief Financial Officer, and Leo J. Taylor, currently Senior Vice President -- Human Resources to Executive Vice President -- Human Resources.